                    SCHWAB MONEY FUNDS - SWEEP INVESTMENTS(R)
                          SCHWAB MONEY MARKET FUND(TM)
                        SCHWAB GOVERNMENT MONEY FUND(TM)
                       SCHWAB U.S. TREASURY MONEY FUND(TM)
                            SCHWAB CASH RESERVES(TM)

               SCHWAB ADVISOR CASH RESERVES(R) - SWEEP INVESTMENTS

       SCHWAB VALUE ADVANTAGE MONEY FUND - INSTITUTIONAL PRIME SHARES(TM)

                   SCHWAB RETIREMENT ADVANTAGE MONEY FUND(TM)/
                         SCHWAB INVESTOR MONEY FUND(TM)

              SUPPLEMENT TO THE APRIL 30, 2008 PROSPECTUSES ABOVE.

           SUPPLEMENT TO THE APRIL 30, 2008 PROSPECTUSES SUPPLEMENTED
                             AUGUST 22, 2008 BELOW.

              SCHWAB MUNICIPAL MONEY FUNDS - SWEEP INVESTMENTS(TM)
                       SCHWAB AMT TAX-FREE MONEY FUND(TM)
                         SCHWAB MUNICIPAL MONEY FUND(TM)
                   SCHWAB CALIFORNIA MUNICIPAL MONEY FUND(TM)
                   SCHWAB NEW YORK AMT TAX-FREE MONEY FUND(TM)
                  SCHWAB NEW JERSEY AMT TAX-FREE MONEY FUND(TM) SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND(TM)
                SCHWAB MASSACHUSETTS AMT TAX-FREE MONEY FUND(TM)

                      SCHWAB VALUE ADVANTAGE INVESTMENTS(R)
             SCHWAB VALUE ADVANTAGE MONEY FUND(R) - INVESTOR SHARES
         SCHWAB AMT TAX-FREE MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)
          SCHWAB MUNICIPAL MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)
   SCHWAB CALIFORNIA AMT TAX-FREE MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)
     SCHWAB CALIFORNIA MUNICIPAL MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM) SCHWAB NEW YORK AMT TAX-FREE MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)

                         SCHWAB MUNICIPAL MONEY FUND(TM)
                      SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
                     INSTITUTIONAL SHARES AND SELECT SHARES

      THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF OCTOBER 7, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

PARTICIPATION IN THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Prospectuses are hereby amended and supplemented to reflect the participation in the Temporary Guarantee Program for Money Market Funds by each of the funds named above (each a "Fund" and, together, the "Funds").

Each Fund, with the approval of the Board of Trustees, applied to participate in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury

Department (the "Treasury"). The Fund's participation in the Program is not certain until its agreement is reviewed and accepted by the Treasury, which is expected to take up to 10 days.

Under the Program, the Treasury will guarantee the share price of shares of a Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

     - For each shareholder of a Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder at the close of September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of a Fund on September 19, 2008.

     - The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

     -    Recovery under the Program requires a Fund to liquidate.

     - In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, a Fund is required to pay a participation fee. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by each participating Fund, and will not be subject to any expense limitation or reimbursement agreement.

Additional information about the Program is available at http://www.ustreas.gov.

                                   ----------

                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG44762 - 00 (10/08)